Exhibit 99.1

Peregrine Systems® Files Annual Report on Form 10-K for the Fiscal Year Ended March 31, 2005

SAN DIEGO, July 1, 2005—Peregrine Systems, Inc. (OTC: PRGN), a leading provider of enterprise asset and service management software, today filed its annual report on Form 10-K for the fiscal year ended March 31, 2005 with the Securities and Exchange Commission (SEC).

The annual report includes Peregrine’s financial position at March 31, 2005 and 2004, and the results of its operations and cash flows for the three years ended March 31, 2005. However, Peregrine has not completed its assessment of the effectiveness of its internal control over financial reporting for the fiscal year ended March 31, 2005, and therefore has not included in the annual report management’s report on internal control or the associated auditor’s report as required by Section 404 of the Sarbanes-Oxley Act of 2002. Peregrine intends to file an amendment to update its annual report on Form 10-K with this information when management has completed its assessment and Peregrine’s auditor has completed its review of the assessment.

In accordance with generally accepted accounting principles (GAAP), Peregrine adopted fresh-start reporting during the fiscal 2004 second quarter ended Sept. 30, 2003 as a result of its emergence from Chapter 11 reorganization proceedings in August 2003. Therefore, Peregrine’s financial results after the July 18, 2003 adoption of fresh-start reporting are not comparable to results reported for prior periods because of differences in the basis of accounting and the capital structure of the predecessor company and the successor company. Peregrine adopted fresh-start reporting and adjusted the carrying value of its assets and liabilities to their fair value, effective July 18, 2003, the date the company’s plan of reorganization was confirmed. As a result, the company re-valued its balance sheet in the fiscal 2004 second quarter.

Results of operations are reported for the year ended March 31, 2005 and the 257 days ended March 31, 2004 for the successor company, and the 109 days ended July 18, 2003 and the year ended March 31, 2003 for the predecessor company.

GAAP Financial Results and Highlights:

License revenue for the three and 12 months ended March 31, 2005 and the 257 days ended March 31, 2004 does not include any revenue from license transactions initiated prior to fiscal 2003. License revenue for the 109 days ended July 18, 2003 included $5.6 million for transactions entered into prior to fiscal 2003 but for which revenue was first recognizable in that period.

•       Total revenue for the successor company for the three months ended March 31, 2005 and 2004 was $47.7 million and $46.0 million, respectively. Total revenue for the successor company was $191.1 million for the fiscal year ended March 31, 2005 and $125.9 for the 257-day period ended March 31, 2004. Revenue for the predecessor company for the 109 days ended July 18, 2003 was $48.7 million, which includes approximately $5.6 million attributable to transactions initiated prior to fiscal 2003, but for which the revenue recognition criteria were not fully met until the later period.

•       License revenue for the successor company for the three months ended March 31, 2005 and 2004 was $15.6 million and $17.9 million, respectively. For the successor company, total license revenue was $64.6 million for the fiscal year ended March 31, 2005 and $49.1 million for the 257-day period ended March 31, 2004. License revenue for the predecessor company for the 109 days ended July 18, 2003, was $13.5 million, which includes $5.6 million attributable to transactions initiated prior to fiscal 2003, but for which the revenue recognition criteria were not fully met until the later period.

•       For the three months ended March 31, 2005, the successor company’s net loss was $8.4 million, or $0.56 per share, on 15.1 million shares outstanding. For the three months ended March 31, 2004, the successor company’s net loss was $6.1 million, or $0.40 per share, on 15.0 million shares outstanding. For the fiscal year ended March 31, 2005, the successor company’s net loss was

$25.4 million, or $1.69 per share, on 15.1 million shares outstanding. For the 257 days ended March 31, 2004, the successor company’s net loss was $17.9 million, or $1.19 per share, on 15.0 million shares outstanding. For the 109 days ended July 18, 2003, the predecessor company’s net income was $374.2 million, or $1.82 per diluted share, on 208.3 million shares outstanding.

As of March 31, 2005, the company’s cash and cash equivalents, excluding restricted cash, was approximately $84.8 million. The non-trade debt totaled $46.8 million and consisted of senior notes and non-interest bearing notes issued to satisfy pre-petition debt.

Non-GAAP Pro Forma Combined Financial Results:

Peregrine incurred a non-GAAP pro forma net loss of $4.4 million, or $0.29 per share, for the three months ended March 31, 2005, compared with non-GAAP pro forma net income of $1.2 million, or $0.08 per share, for the three months ended March 31, 2004. The company incurred a non-GAAP pro forma net loss of $2.7 million, or $0.18 per share, for the year ended March 31, 2005, compared with a non-GAAP pro forma combined net loss of $0.3 million, or $0.02 per share, for the year ended March 31, 2004. The non-GAAP pro forma results exclude charges for amortization of intangibles, restructuring, other income and bankruptcy reorganization.

The company has reconciled the non-GAAP pro forma net income (loss) to GAAP net income (loss) in a table accompanying this press release. The pro forma net income (loss) is not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Peregrine uses non-GAAP pro forma information in analyzing financial results because Peregrine’s management believes that it provides meaningful information regarding the company’s operating performance and facilitates management’s internal comparisons of the company’s historical and current operating results and to the operating results of other companies. The company believes that non-GAAP pro forma information is useful to investors because it allows for greater transparency of the company’s operating performance.

Management Commentary

“During this fiscal year, we have delivered on our promise to grow our core business and deepen our footprint within our existing customer base of Fortune 500 and Global 2000 companies,” said John Mutch, Peregrine’s President and CEO. “We have built a strong foundation based on our existing customers’ demand for our IT asset and service management, and we intend to continue to listen closely to our customers, enhance our best-of-breed software and partner with industry leaders to deliver innovative solutions that help global enterprises deliver IT operational excellence.”

About Peregrine Systems

Peregrine Systems, Inc. develops enterprise solutions that enable organizations to address specific business problems and evolve their IT service and asset management practices for reduced costs, improved productivity and service, and lower risk. The company’s IT asset and service management software solutions include: Asset Tracking, Expense Control, Process Automation, Service Establishment, Service Control and Service Alignment. These solutions make it possible for IT organizations to maintain a changing IT infrastructure, manage their relationships with end-users and service providers, and gain greater visibility into how their IT investments are performing. The Peregrine Evolution Model provides a roadmap for companies that want to systematically evolve the sophistication and effectiveness of their IT operating practices.

Founded in 1981, Peregrine has sustained a longstanding tradition of delivering solutions with superior functionality to a broad segment of the global enterprise customer market. Headquartered in San Diego, Calif., the company conducts business from offices in the Americas, Europe and Asia Pacific. For more information, please visit: www.peregrine.com.

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Peregrine Systems is a registered trademark of Peregrine Systems, Inc. or its affiliates. All other marks are the property of their respective owners.

Risk Factors

Management has not completed its assessment of the effectiveness of internal control over financial reporting for the fiscal year ended March 31, 2005 or filed with the annual report on Form 10-K, which was filed on July 1, 2005, management’s report of that assessment or the associated report of its independent registered public accounting firm, as required by Section 404 of the Sarbanes-Oxley Act of 2002. However, management has identified certain control deficiencies which represent material weaknesses at March 31, 2005. Management may identify additional material weaknesses as it completes its assessment. Once management has completed its assessment of internal control over financial reporting and the company’s independent registered public accounting firm has completed its review of management’s assessment and the company’s internal control over financial reporting, the company intends to file an amendment to its annual report on Form 10-K to include the report of management on internal control over financial reporting and the associated report of the company’s independent registered public accounting firm. Given the material weaknesses in the company’s internal control over financial reporting, the company cannot assure you that it will be able to file its periodic reports with the SEC on a timely basis. For further information regarding risks and uncertainties associated with the company, please refer to the risk factors described in the company’s annual report on Form 10-K for the fiscal year ended March 31, 2005, and other filings with the SEC. The company believes trading in its securities at this time is highly speculative and involves a high degree of risk.

Forward-Looking Statements

This press release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, particularly statements regarding the expectations, beliefs, plans and intentions of the company. These statements relate to expectations about future events or results and are based upon information available to the company as of today’s date. These forward-looking statements are not guarantees of the future performance of the company and actual events or results may vary materially from the events and results discussed in this press release or in any other forward-looking statements made by or on behalf of the company. The company disclaims any obligation to update or revise any of the forward-looking statements contained herein to reflect future events or developments.

PEREGRINE SYSTEMS, INC.
Quarterly Financial Data
(dollars in thousands, except per share data; unaudited)

	Year Ended March 31, 2005
	Successor Company
	Three Months Ended June 30, 2004	Three Months Ended Sept. 30, 2004	Three Months Ended Dec. 31, 2004	Three Months Ended March 31, 2005
Revenue	$40,174	$47,934	$55,231	$47,711
Total operating costs and expenses	51,260	49,549	54,892	54,439
Operating (loss) income	(11,086)	(1,615)	339	(6,728)
Net (loss) income	(15,212)	(3,678)	1,905	(8,415)
Net (loss) income per share, basic(1):
Net (loss) income per share	(1.01)	(0.24)	0.13	(0.56)
Net (loss) income per share diluted(1):
Net (loss) income per share	(1.01)	(0.24)	0.13	(0.56)

	Year Ended March 31, 2004
	Predecessor Company		Successor Company
	Three Months Ended June 30, 2003	18 Days Ended July 18, 2003	74 Days Ended Sept. 30, 2003	Three Months Ended Dec. 31, 2003	Three Months Ended March 31, 2004
Revenue	$42,456	$6,199	$35,220	$44,713	$45,951
Total operating costs and expenses	40,114	7,243	35,326	46,045	49,683
Operating income (loss) from continuing operations	2,342	(1,044)	(106)	(1,332)	(3,732)
Net (loss) income	(9,122)	383,311	(5,395)	(6,423)	(6,050)
Net (loss) income per share, basic(1):
(Loss) income per share from continuing operations	(0.05)	1.96	(0.36)	(0.43)	(0.40)
Income per share from discontinued operations	—	—	—	—	—
Net (loss) income per share	(0.05)	1.96	(0.36)	(0.43)	(0.40)
Net (loss) income per share, diluted(1):
(Loss) income per share from continuing operations	(0.05)	1.83	(0.36)	(0.43)	(0.40)
Income per share from discontinued operations	—	—	—	—	—
Net (loss) income per share	(0.05)	1.83	(0.36)	(0.43)	(0.40)

(1)          Net (loss) income per share is computed independently for each of the quarters presented. Therefore, the sum of the quarterly share amounts may not equal the totals for the respective years.

PEREGRINE SYSTEMS, INC.
Total Revenue
(dollars in thousands; unaudited)

Three Months

	Successor Company		Change
	Three Months Ended March 31, 2005	Three Months Ended March 31, 2004	Amount	Percent
Total Revenue	$47,711	$45,951	$1,760	4%

12 Months

	Successor Company		Predecessor Company	Pro Forma Combined(1)	Change
	12 Months Ended March 31, 2005	257 Days Ended March 31, 2004	109 Days Ended July 18, 2003	12 Months Ended March 31, 2004	Amount	Percent
Total Revenue
New	$191,050	$125,884	$43,060	$168,944	$22,106	13%
Pre-fiscal 2003 transactions	—	—	5,595	5,595	(5,595)	(100)%
Total	$191,050	$125,884	$48,655	$174,539	$16,511	9%

Note:

(1)          Pro forma combined for the 12 months ended March 31, 2004 represents the addition of the successor company and predecessor company for the periods noted.

PEREGRINE SYSTEMS, INC.
Total License Revenue
(dollars in thousands; unaudited)

Three Months

	Successor Company		Change
	Three Months Ended March 31, 2005	Three Months Ended March 31, 2004	Amount	Percent
Total License Revenue	$15,626	$17,865	$(2,239)	(13)%

12 Months

	Successor Company		Predecessor Company	Pro Forma Combined(1)	Change
	12 Months Ended March 31, 2005	257 Days Ended March 31, 2004	109 Days Ended July 18, 2003	12 Months Ended March 31, 2004	Amount	Percent
Total License Revenue
New	$64,647	$49,146	$7,930	$57,076	$7,571	13%
Pre-fiscal 2003 transactions	—	—	5,595	5,595	(5,595)	(100)%
Total	$64,647	$49,146	$13,525	$62,671	$1,976	3%

Note:

(1)          Pro forma combined for the 12 months ended March 31, 2004 represents the addition of the successor company and predecessor company for the periods noted.

PEREGRINE SYSTEMS, INC.
Reconciliation of Non-GAAP Pro Forma Net Income (Loss) with GAAP Net Income (Loss)
(in thousands, except per share amounts; unaudited)

Three Months

	Successor Company
	Three Months Ended March 31, 2005		Three Months Ended March 31, 2004
	Net Loss	Per Share	Net Income (Loss)	Per Share
Non-GAAP pro forma net (loss) income	$(4,377)	$(0.29)	$1,230	$0.08
Amortization of intangibles(1)	(5,794)	(0.38)	(5,755)	(0.38)
Restructuring, impairments and other(1)	1,096	0.07	—	—
Reorganization items, net(1)	(34)	(0.01)	(1,525)	(0.10)
Other income(1)	694	0.05	—	—
GAAP net loss(1)	$(8,415)	$(0.56)	$(6,050)	$(0.40)
Fully Diluted Shares		15,074		15,000

12 Months

	Successor Company			Predecessor Company	Pro Forma Combined(2)
	12 Months Ended March 31, 2005		257 Days Ended March 31, 2004	109 Days Ended July 18, 2003	12 Months Ended March 31, 2004
	Net Loss	Per Share	Net Income (Loss)	Net (Loss) Income	Net (Loss) Income	Per Share
Non-GAAP pro forma net income (loss)	$(2,655)	$(0.18)	$5,531	$(5,871)	$(340)	$(0.02)
Amortization of intangibles(2)	(23,218)	(1.54)	(16,211)	—	(16,211)	(1.08)
Restructuring, impairments and other(2)	1,096	0.07	—	1,239	1,239	0.08
Reorganization items, net(2)	(1,567)	(0.10)	(7,188)	378,821	371,633	24.78
Other income(2)	944	0.06	—	—	—	—
GAAP net (loss) income (except combined March 31, 2004)(2)	$(25,400)	$(1.69)	$(17,868)	$374,189	$356,321	$23.75
Fully Diluted Shares		15,055	15,000	208,302		15,000	(3)

Notes:

(1)          Tax benefits have not been recorded in the historical periods in which the company reported a net loss before income taxes; therefore, pro forma reconciling items are not presented net of the effects of income taxes. In the historical periods during which the company reported net income before income taxes, pro forma reconciling items have also been presented without a tax effect in order to provide comparability of the pro forma information for all periods presented.

(2)          Pro forma combined for the 12 months ended March 31, 2004 represents the addition of the successor company and predecessor company for the periods noted.

(3)   Fully diluted shares converted based upon recapitalization of the company with 15,000 shares on August 7, 2003 retroactively applied to the pro forma combined 12 months ended March 31, 2004.

PEREGRINE SYSTEMS, INC.
Consolidated Balance Sheets
(in thousands, except share data)

	Successor Company
	March 31, 2005	March 31, 2004
ASSETS
Current Assets:
Cash and cash equivalents	$84,765	$105,946
Cash—restricted	4,325	4,654
Accounts receivable, net of allowance for doubtful accounts	35,407	39,113
Deferred taxes	4,620	4,660
Other current assets	8,887	13,395
Total current assets	138,004	167,768
Property and equipment, net	8,422	7,507
Goodwill	184,835	183,650
Identifiable intangible assets, net	86,942	108,889
Investments and other assets	2,113	4,974
Total assets	$420,316	$472,788
LIABILITIES & STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$4,106	$6,581
Accrued expenses	69,642	65,454
Current portion of deferred revenue	66,086	69,532
Current portion of notes payable	17,811	22,853
Total current liabilities	157,645	164,420
Non-current Liabilities:
Deferred revenue, net of current portion	5,906	5,646
Notes payable, net of current portion	29,007	46,467
Deferred taxes	4,923	6,644
Total non-current liabilities	39,836	58,757
Stockholders’ Equity
Preferred stock—$0.0001 par value, 5.0 million shares authorized, no shares issued or outstanding	—	—
Common stock—$0.0001 par value, 100.0 million shares authorized, 15.1 million and 15.0 million issued and outstanding, respectively	2	2
Additional paid-in capital	271,150	270,004
Subscriptions receivable	(36)	(64)
Accumulated deficit	(43,268)	(17,868)
Accumulated other comprehensive loss	(5,013)	(2,463)
Total stockholders’ equity	222,835	249,611
Total liabilities and stockholders’ equity	$420,316	$472,788

PEREGRINE SYSTEMS, INC.
Consolidated Statements of Operations
(in thousands, except per share amounts; unaudited)

	Successor Company
	Three Months Ended March 31, 2005	Three Months Ended March 31, 2004
Revenue:
Licenses	$15,626	$17,865
Maintenance	27,167	24,487
Consulting and training	4,918	3,599
Total revenue	47,711	45,951
Costs and Expenses:
Cost of licenses	343	531
Cost of maintenance	4,918	4,257
Cost of consulting and training	4,969	3,900
Sales and marketing	18,084	13,742
Research and development	7,674	7,418
General and administrative	13,753	14,080
Amortization of intangible assets	5,794	5,755
Restructuring, impairments and other	(1,096)	—
Total operating costs and expenses	54,439	49,683
Operating loss	(6,728)	(3,732)
Reorganization items, net	(34)	(1,525)
Foreign currency transaction (losses) gains, net	(570)	857
Interest income	489	556
Interest expense	(788)	(1,836)
Other income	694	—
Loss before income taxes	(6,937)	(5,680)
Income tax expense	(1,478)	(370)
Net loss	$(8,415)	$(6,050)
Net loss per share:
Net loss per share, basic and diluted	$(0.56)	$(0.40)
Basic shares used in computation	15,074	15,000

PEREGRINE SYSTEMS, INC.
Consolidated Statements of Operations
(in thousands, except per share amounts)

	Successor Company		Predecessor Company
	Year Ended March 31, 2005	257 Days Ended March 31, 2004	109 Days Ended July 18, 2003	Year Ended March 31, 2003
Revenue:
Licenses	$64,647	$49,146	$13,525	$88,567
Maintenance	109,031	66,340	29,176	99,801
Consulting and training	17,372	10,398	5,954	41,672
Total revenue	191,050	125,884	48,655	230,040
Costs and Expenses:
Cost of licenses	1,507	1,437	706	6,273
Cost of maintenance	18,722	11,883	5,152	26,464
Cost of consulting and training	18,149	10,989	5,289	38,400
Sales and marketing	67,619	36,631	14,588	107,891
Research and development	29,645	20,412	8,908	52,410
General and administrative	52,376	33,491	13,953	87,129
Amortization of intangible assets	23,218	16,211	—	—
Restructuring, impairments and other	(1,096)	—	(1,239)	92,231
Total operating costs and expenses	210,140	131,054	47,357	410,798
Operating (loss) income from continuing operations	(19,090)	(5,170)	1,298	(180,758)
Foreign currency transaction gains (losses), net	2,162	631	(998)	(1,654)
Reorganization items, net	(1,567)	(7,188)	378,821	(458)
Interest income	1,455	1,179	618	789
Interest expense	(4,002)	(4,623)	(4,706)	(36,532)
Other income	944	—	—	—
(Loss) income from continuing operations before income taxes	(20,098)	(15,171)	375,033	(218,613)
Income tax expense on continuing operations	(5,302)	(2,697)	(1,096)	(8,092)
(Loss) income from continuing operations	(25,400)	(17,868)	373,937	(226,705)
Income from discontinued operations, net of income taxes	—	—	252	257,564
Net (loss) income	$(25,400)	$(17,868)	$374,189	$30,859
Net (loss) income per share, basic:
(Loss) income per share from continuing operations	$(1.69)	$(1.19)	$1.91	$(1.16)
Income per share from discontinued operations	—	—	—	1.32
Net (loss) income per share	$(1.69)	$(1.19)	$1.91	$0.16
Basic shares used in computation	15,055	15,000	195,654	195,248
Net (loss) income per share, diluted:
(Loss) income per share from continuing operations	$(1.69)	$(1.19)	$1.82	$(1.16)
Income per share from discontinued operations	—	—	—	1.32
Net (loss) income per share	$(1.69)	$(1.19)	$1.82	$0.16
Diluted shares used in computation	15,055	15,000	208,302	195,248